1 NASDAQ : STAA Q4 & Full Year 2013 Results – Investor Presentation February 26, 2014

Forward-Looking Statements

All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; metrics for 2013 and 2014; statements regarding new or improved products, including but not limited to, expectations for success of new or improved products in the U.S. or international markets or government approval of new products; future economic conditions or size of market opportunities; expected IOL backorder position; expected costs of Monrovia facility expansion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achieving 2014 growth plans or metrics; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the company's Annual Report on Form 10-K for the year ended December 28, 2012, under the caption "Risk Factors," which is on file with the Securities and Exchange Commission and available in the "Investor Information" section of the company's website under the heading "SEC Filings."

These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog or supply delays as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new or improved products, or to require additional actions before approval (including but not limited to determinations by the Ophthalmic Devices Panel of the FDA); unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in the demand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, and stock-based compensation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on February 26, 2014and also available on our website.

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Agenda 2013 Metric Update Barry G. Caldwell Chief Executive Officer Q4 & Full Year Key Financial Results Steve Brown Chief Financial Officer Operational/2014 Key Metrics Barry G. Caldwell Chief Executive Officer 3 Q&A Session Your Questions

Key Operating Metrics for 2013 4 Q1 Q2 Q3 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

Key Operating Metrics for 2013 Revenue Growth 5 Q1 Q2 Q3 Q4 Revenue Growth of 8% to 10% 12% to 14%* GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained *13.2% Revenue Growth without injector sales and 14% with injector sales.

2013 Key Metric Report Revenue Growth (Currency Impact) • Q4 Growth in Japan (22.4% of Total Global Sales) – - 6% in USD/+18% in Constant Currency (CC) • Weakening of the Yen – Value in Q4 2013 was 100.5 yen to USD/Q4 2012 was 80.9 – Value for FY 2013 was 97.6 yen to USD/FY 2012 was 79.8 • Impact to Total Company Growth in Q4 ($1.1M) – $18.9M +15% in USD/ $20.0M +22% in CC • +13% 2013 FY Growth in USD/+19% in CC ($3.8M Negative I mpact) – FY in CC $76.0M versus $63.8M in 2012 6

2013 Key Metric Report Revenue Growth (ICL Growth) • Q4 Sales were $11.5M, New Quarterly Record – $787k increase to Q3/13 – $2.8M increase to Q4 PY • 31% USD Increase Q4 • 29% Unit Increase Q4 • 67% of all ICL Units S hipped in December were CentraFLOW • 26% Increase in 2013 FY Revenue and 22% Increase in Units 7

Korea China U.S. M East India Spain Lat Am Japan Germany France Italy U.K. 2013 2012 Visian ICL Units Increase in 10 of 12 Key Markets 2013 Key Metric Report Q4 Procedure Growth in Key Markets (Gaining Share Globally) +29% +81% +37% +3% - 2% +12% +69% - 4% +14% +67% +32% + 4% 29% Global ICL Procedure Growth EMEA +24% APAC +31% NA + 3 9%

Korea China U.S. Spain Mid East Japan India Lat Am Germany France Italy U.K. 2013 2012 Visian ICL Dollars Increase in 11 of 12 Key Markets 2013 Key Metric Report Q4 Dollar Growth in Key Markets +42% +75% +33% +15% +17% - 7% +13% +59% +15% +68% +51% + 8% 31% Global ICL Dollar Growth EMEA +27% APAC +34% NA + 3 6%

2013 Key Metric Report

2013 Procedure Growth in Key Markets (Gaining Share Globally)


22% Global ICL Procedure Growth
EMEA +29%
APAC +19%
NA +19%
2013
2012
+12%
+41%
+19%
+12%
+16%
+34%
+43%
+4%
+25%
+54%
+38%
+16%
Korea
China
U.S.
India
M East
Spain
Lat Am
Japan
Germany
France
Italy
U.K.

Visian ICL Units Increase in All 12 Key Markets

STAAR

Korea China U.S. Spain India Japan Mid East Lat Am Germany France Italy U.K. 2013 2012 Visian ICL Dollars Increase in 11 of 12 Key Markets 2013 Key Metric Report 2013 Dollar Growth in Key Markets +15% +40% +15% +59% +18% - 4% +34% +40% +33% +54% +50% +17% 26% Global ICL Dollar Growth EMEA +41% APAC +20% NA + 16%

2013 Key Metric Report Revenue Growth (IOL Growth) • Q4 Sales W ere $6.6 M , $1.3M Increase to Q3/13, $166k Less than Q4 PY • Q4 Decrease of 2 % in USD – Negative impact of $983k due to foreign exchange – Q4 Sales of $7.6M in CC, +12% to Q4 2012 • Approximately $0.4M Backorders R emain for Europe • Distribution Efforts for KS IOLs Have B een C urtailed – Supply was increased during Q4 by over 50% • FY 7% Decrease in USD, +5% in CC ($27.4M) 12

Japan U.S. EMEA China Total Q4 13 Q4 12 Q4 Revenue Results 2012 - 13 Revenue in CC +$983k or 12% Increase Q4 2013 Key Metric Report Q4 2013 IOL Revenue USD - 4% / +26% +2% +27% - 45% - 2% / +12%

Japan U.S. EMEA China Total 2013 2012 Revenue Results 2012 - 13 Revenue in CC +$3.2M or 5% Increase FY 2013 Key Metrics Report 2013 IOL Revenue USD - 1% / +24% - 8% +23% - 55% - 7% / +5%

2013 Key Metric Report Gross Margin Expansion 15 Q1 Q2 Q3 Q4 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

2013 Key Metric Report GAAP Profitability 16 Q1 Q2 Q3 Q4 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

2013 Key Metric Report Manufacturing Consolidation 17 Q1 Q2 Q3 Q4 Revenue Growth of 8% to 10% 12% to 14% GM Expansion of 250 bps GAAP Profitable Each Quarter Consolidation Progress while Quality & Supply Maintained

2013 Key Metric Report Manufacturing Consolidation • Inventory Levels at the End of 2013 – ICLs +50% – TICLs (12%) as we build inventory in the U.S. – Total ICLs +10% • Communicated Officially June Closure to Employees in Switzerland • Progress Made in Q4 – Yields increasing nicely in U.S. start up experience curve – Adding headcount in U.S. and transferring personnel from Switzerland – Employees in Switzerland have been great 18

2013 Very Solid Year Overall Strong Platform for Growth • Increased Shareholder Value by 183% • Revenue Growth R ate at 19% CC/ 13% in USD • ICL Revenue Growth of 26% – IOL revenue g rowth of 5% in CC • Key Regulatory Progress – CentraFLOW in Korea, India and Argentina – TICL in U.S. • ICL Product Pipeline Enhancement – ICL V5, V6a and V6b 19

Q4 Key Financial Results Topics to Discuss • Revenue – Impact of Foreign Currency – Accounting for Injector Sales • Gross Margin Expansion • 2013 Key Financial Results – Operating Expenses • Shelf Registration Today 20

Revenue Impact of Foreign Currency • Negative Impact on Revenue of $1.1M During Q4/$3.8M FY – $983k to IOLs & $80k to Other Sales Q4 – $3.2M to IOLs, $443k to Other Sales & $145k to ICLs FY • Value of Yen Impacted Key Financial Results FY – YTD 97.6 yen to USD vs. 79.8 FY 2012 – FY Revenue results $76.0M in CC vs. $63.8M FY 2012, +19% • Negative Impact to Gross Profit Dollars on Translation – $1.9M impact • Positive Impact on Operating Expenses – $ 2.1M impact 21

Revenue Accounting for Injector Sales • Company Sells Injectors to Third Party IOL Manufacturer – Some of these injectors are sold back to Company for sale to end customers – Very little impact the first three quarters, Not Material – The volume increased significantly Q4 • Company Determined it More Appropriate to Account for as a Reduction to Cost of Goods Sold rather than Revenue – Q4 Injector Sales of $476k recorded as Reduction in COGS rather than Revenue – Q4 Revenues would have been $19.4M, FY $72.7M 22

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 2012 2013 GM% IOL Mix ICL Mix Gross Margin Expansion 2013 FY Results 23 Q4 Mix: ICLs at 60.8% and IOLs at 34.9%.

Gross Margin Expansion 2013 Expanding Gross Margins • Key Factors in the Stall of Our G ross M argin E xpansion S uccess – Have provided a negative 260 bps impact FY • Value of Yen – FY approximately a 120 bps impact • Increase of Very L ow M argin IOL Injector S ales – FY approximately a 140 bps impact • FY Gross Margin Would H ave B een A pproximately 72.3% – This would have represented a 290 bps improvement over 2012 • 2014 may put us right back on track with gross margin expansion 24

2013 Key Financial Results 25 Q4 2013 Q4 2012 Change Revenue $18,944 $16,466 +$2,478/+15% Gross Profit $12,976 $11,168 +$1,808/+16% Gross Profit Margin 68.5% 67.8% +70bps Operating Expenses $14,227 $12,411 +$1,816/+15% Income Before Taxes $ (1,048) $ (948) $ (100) Income Taxes $ (172) $ 466 +$ 638 Net Income $ (876) $ (1,414) +$ 538 Net Income per Diluted Share $(0.02) $(0.04) +$0.02 Q4 GAAP ($000’s )

2013 Key Financial Results Q4 Operating Expenses • One Extra Week of Salary Expenses (approximately $500k) • Sales and Marketing – Two major t rade s hows in Q4 (normally one in Q3 and other in Q4) – Commissions on Sales Increases • Regulatory Related Expenses in R&D (Approximately $200k) 26

2013 Key Financial Results 27 2013 2012 Change Revenue $72,215 $63,783 +$8,432/+13% Gross Profit $50,309 $44,291 +$6,018/+14% Gross Profit Margin 69.7% 69.4% +30bps Operating Expenses $49,609 $45,511 +$4,098/+9% Income Before Taxes $ 1,114 $ (519) +$1,633 Income Taxes $ 716 $ 1,244 $ (528) Net Income $ 398 $ (1,763) +$2,161 Net Income per Diluted Share $0.01 $(0.05) +$0.06 2013 FY GAAP ($000’s )

2013 Key Financial Results Q4 Non - GAAP Measures 28 Measure Q4 2013 Q4 2012 GAAP Net Income (loss) $ (876) $ (1,414) Mfg. Consolidation Expenses $ 238 $ 656 Spain Distribution Transition Cost -- $ 582 Foreign Currency Impact $ (77) $ (102) Adjustment of Warrant Value -- $ (118) Stock - based Compensation Expense $ 1,565 $ 891 Adjusted Net Income $ 850 $ 495 Net Adjusted Income Per Share $0.02 $0.01 ($000’s)

2013 Key Financial Results 2013 FY Non - GAAP Measures 29 Measure 2013 2012 GAAP Net Income (loss) $ 398 $ (1,763) Mfg. Consolidation Expenses $ 2,242 $ 2,636 Spain Distribution Transition Cost $ 442 $ 1,151 Foreign Currency Impact $ (39) $ (111) Adjustment of Warrant Value $ (27) $ (335) Stock - based Compensation Expense $ 4,489 $ 3,208 Adjusted Net Income $ 7,505 $ 4,786 Net Adjusted Income Per Share $0.19 $0.13 ($000’s)

2013 Key Financial Results 2013 FY Key Financial Results • Revenue Growth of 13% / 19% in CC – Visian ICL growth of 26% – IOL growth of 5% CC • Gross Margin 69.7%, 72.3 % GM without Negative I mpacts – Negative impact from yen valuation and low margin injectors 260 bps • Cash Position at the End of the Quarter was $23.0 million – $3.4M was generated from operations – Key Investments totaled $5.7M, Project Comet and Fixed Assets • GAAP Net Income $0.01 per share vs. $(0.05) in 2012 • Non - GAAP Adjusted Net Income $0.19 per share vs. $0.13 in 2012 30

2013 Key Financial Results Shelf Registration • STAAR Filed Shelf Registration in August 2011 for $75M – Shelf would expire in August, 2014 – Primarily was to expand the business by technology a cquisitions • STAAR filed Shelf Registration Today – Shelf set at $200M – Same purpose as 2011 Shelf • Primarily to be opportunistic in expanding o ur b usiness with technology a cquisitions • No Current Need for Cash – Cash flow will provide cash for operational g rowth p lanned – We will be prepared i f and when an opportunity a rises 31

Operational Updates
Regulatory

- CentraFLOW Submissions
  - Expect Japan approval within days
  - China, expect questions Mid-March, still believe on track for Mid-Year
- V5 Preloaded ICL Submission
  - Expect CE Mark approval in April
- FDA Toric ICL Submission
  - Panel Meeting postponed Feb 14 due to weather
  - Have been told now scheduled for March 14
  - FDA received our ES on 12/19, we received their ES on 12/20
    - No surprises



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Operational Updates FDA Panel for TICL • TICL Study Approved in January 2002 (over 12 years ago) – History of Warning & Deficiency Letters & BIMO Audits (2003 - 2007) • Large Number of Protocol Deviations – Approximately 2/3 patient f orms r elated – Do not believe deviations i mpacted the clinical o utcomes • Out of Window Visits – 94% accountability for those s een l ater and data in audited d atabase • Endothelial Cell Loss – This has been an issue with Anterior Chamber Phakic IOLs 33

Operational Updates FDA Panel for TICL (Safety Profile) • Safety Profile Established from the Parent ICL – Over 400k ICLs implanted of which over 110k have been TICLs – ICLs have been implanted for over 17 Years • MAUDE Databases used in Summaries – Based upon over 220k to 300k implants – Total AE rate was 1.26% to 1.6% 34

Operational Updates FDA Panel for TICL (Effectiveness Profile) • Excellent Clinical Outcomes from the TICL Study – Of course, pre - op 0% of eyes were 20/20 Uncorrected – Post - op 82% were 20/20 or Better Uncorrected – Post - op 77% had Uncorrected Equal to or Better than Best Corrected pre - op – Post - op 47% had Uncorrected Better than Best Corrected pre - op 35

Operational Updates 2014 Annual Key Metrics • Revenue Growth of 8% to 10% • ICL Revenue Growth of 20% • Gross Margin Expansion of 300 bps, 72.7% for the Year • Profitability on a GAAP basis • Successfully Complete Project Comet at Mid - Year 36

Upcoming Investor Meetings • March 3rd at Cowen Conference in Boston • March 17 th at Sidoti Conference in New York • Planned NDR Week of March 24th with Stephens • ASCRS Investor Breakfast Meeting in Boston (Saturday April 26 ) • Q1 Earnings Release and Call (Monday April 28) • May at Baird Conference in NYC, Deutsche Conference in Boston, Benchmark in Milwaukee • June at Jefferies Conference in NYC 37

Thank You YOUR QUESTIONS PLEASE 38

39 NASDAQ : STAA Q4 & Full Year 2013 Results – Investor Presentation February 26, 2014